EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the board of directors of XRG, Inc.

                  We hereby consent to the incorporation by reference in the foregoing Registration Statement of XRG, Inc. on Form S-8 of our report dated June 7, 2003, which appears in XRG, Inc.'s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003, filed with the Securities and Exchange Commission on July 14, 2003.


                                       /s/ Pender Newkirk & Company
                                       --------------------------------
                                       Pender Newkirk & Company, CPAs
                                       Tampa, Florida

                                       January 8, 2004